UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 14, 2020

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road	Westport	Connecticut	06880
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)    The Company’s Annual Meeting of Stockholders (“Annual Meeting”) was held on May 14, 2020.

(b)    At the Annual Meeting, the Company’s stockholders (i) elected Paula H. J. Cholmondeley, Donald DeFosset, John L. Garrison, Thomas J. Hansen, Raimund Klinkner, Sandie O’Connor, Andra Rush and David A. Sachs to the Company’s Board of Directors until the Company’s next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, (ii) approved in an advisory vote, the compensation of the Company’s named executive officers and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The voting results for each matter submitted to a vote of stockholders at the Company’s Annual Meeting were as follows:

	For	Against	Abstain	Broker Non-Votes
Proposal 1: Election of Directors:
Paula H. J. Cholmondeley	55,010,080	1,124,798	84,819	7,426,531
Donald DeFosset	52,118,354	3,938,888	162,455	7,426,531
John L. Garrison	53,146,724	2,922,560	150,413	7,426,531
Thomas J. Hansen	55,100,425	954,018	165,254	7,426,531
Raimund Klinkner	55,214,935	791,623	213,139	7,426,531
Sandie O’Connor	55,779,702	354,878	85,117	7,426,531
Andra Rush	55,491,241	647,027	81,429	7,426,531
David A. Sachs	54,648,995	1,417,161	153,541	7,426,531

	For	Against	Abstain	Broker Non-Votes
Proposal 2: Advisory vote on the compensation of the Company’s named executive officers	52,884,133	3,176,713	158,851	7,426,531
Proposal 3: Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for 2020	61,729,764	1,845,276	71,188	0

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2020

TEREX CORPORATION

By: /s/ Scott J. Posner
Scott J. Posner Senior Vice President, Secretary and General Counsel